UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

 (RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant           ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☒      Definitive Additional Materials

☐      Soliciting Material Pursuant to §240.14a-12

WidePoint Corporation
(Name of Registrant as Specified in its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐   Fee paid previously with preliminary materials.

☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

WIDEPOINT CORPORATION

2025 Annual Meeting
Vote by July 17, 2025
11:59 PM ET

WIDEPOINT CORPORATION
11250 WAPLES MILL ROAD
SOUTH TOWER, SUITE 210
FAIRFAX, VA 22030
ATTEN: JIN KANG

V75973-P35293

You invested in WIDEPOINT CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholders meeting to be held on July 18, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 4, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

July 18, 2025
10:00 AM, EDT

Virtually at:

www.virtualshareholdermeeting.com/WYY2025

*Please check the meeting materials for any special requirements for meeting attendance.

2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Director. **Nominee:** 01) Jin Kang	For
2.	To ratify the selection of Moss Adams LLP as the Company's independent accountants.	For
3.	To approve an amendment and restatement of the WidePoint Omnibus Incentive Plan to add additional shares of common stock.	For
4.	To approve an advisory resolution on executive compensation.	For
5.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation.	3 Years

NOTE: To transact such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V75974-P35293

3